NATURE OF OPERATIONS	9 Months Ended
Sep. 30, 2025
Organization, Consolidation and Presentation of Financial Statements [Abstract]
NATURE OF OPERATIONS
NOTE 1 — NATURE OF OPERATIONS
Dole plc is engaged in the worldwide sourcing, processing, distributing and marketing of high-quality fresh fruit and vegetables. Dole is a premier global leader in fresh produce, and the Company’s most significant products hold leading positions in their respective categories and territories. Dole is one of the largest producers of fresh bananas and pineapples, one of the largest global exporters of grapes and has a strong presence in growing categories such as berries, avocados and organic produce.
Dole conducts operations throughout North America, Latin America, Europe, Asia, the Middle East and Africa (primarily in South Africa). As a result of its global operating and financing activities, Dole is exposed to certain risks, including fluctuations in commodity and fuel costs, interest rates and foreign currency exchange rates, as well as other environmental and business risks in sourcing and selling locations.
Dole offers over 300 products that are grown and sourced, both locally and globally, from over 100 countries worldwide. With operations in 30 countries, these products are distributed and marketed in over 85 countries across retail, wholesale and food service channels. The Company operates through a number of business-to-business and business-to-consumer brands, the most notable being the Dole brand (“DOLE brand”).
On August 1, 2025, the Company entered into a definitive agreement with OG Holdco LLC, a Delaware limited liability company (“OG Holdco” or the “Buyer”), the parent company of organicgirl LLC, a portfolio company of Arable Capital Partners, LLC (“Arable”), pursuant to which Dole agreed to sell the fresh vegetables (“Fresh Vegetables”) division to OG Holdco (the “Transaction”). On August 5, 2025, the Transaction closed for an aggregate purchase price of approximately $140.0 million. Certain assets and liabilities of the Fresh Vegetables division were excluded from the Transaction (“excluded assets and liabilities”).
As a result of the Company’s exit of the Fresh Vegetables division (the “Vegetables exit process”), the Fresh Vegetables division’s results are reported separately as discontinued operations, net of income taxes, in the condensed consolidated statements of operations for all periods presented and its assets and liabilities are separately presented in the condensed consolidated balance sheets as assets and liabilities held for sale as of December 31, 2024. Additionally, its cash flows have been separately stated as discontinued operations in the condensed consolidated statements of cash flows for all periods presented. The excluded assets and liabilities of the Transaction have been reclassified as continuing operations in the condensed consolidated balance sheets for all periods presented as they no longer meet held-for-sale criteria.
See Note 4 “Acquisitions and Divestitures” for additional detail.